UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2012

ACCELPATH, INC

(Exact name of registrant as specified in its charter)

Delaware	000-27023	45-5151193
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

352A Christopher Avenue,

Gaithersburg, Maryland 20879

(Address of Principal Executive Offices)

(301) 767-2810

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

" Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

" Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

" Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

" Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement.

On July 18, 2012, AccelPath, Inc. (the "Company") entered into a subscription agreement (the "Subscription Agreement") with Southridge Partners II, LP ("Southridge") for the purchase of a convertible promissory note in the aggregate principal amount of $100,000 (the "Convertible Note"). The Convertible Note accrues interest at a rate of 5% per annum and is due on January 31, 2013.  Southridge has the option to convert all or a portion of the principal amount of the Convertible Note plus accrued interest into shares of the Company's common stock, par value $0.0001 per share (the "Common Stock") at a per share conversion price of $0.0075.

On July 18, 2012, the Company entered into an exchange agreement (the "Exchange Agreement") with Southridge whereby Southridge, exchanged 100 shares of the Company's Series E Preferred Stock (the "Series E Preferred Stock") to the Company in exchange for a newly issued convertible promissory note in the principal amount of $105,834 (the "Exchange Note").  The Note accrues interest at a rate of 5% per annum and is due on September 1, 2013.  Southridge has the option to convert all or a portion of the principal amount of the Exchange Note plus accrued interest into shares of the Company's Common Stock at a per share conversion price equal to the then current market price multiplied by 60%.

The above description of the Subscription Agreement, Exchange Agreement, Convertible Note and Exchange Note does not purport to be complete and is qualified in its entirety by the full text of such documents, which are attached as Exhibits 10.1, 10.2 10.3 and 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in to this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in to this Item 3.02.

These securities were not registered under the Securities Act of 1933, as amended (the "Securities Act"), and qualified for exemption under Section 4(2) of the Securities Act because the issuance of the securities did not involve a public offering. The offering was not a "public offering" as defined in Section 4(2) due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Subscription Agreement by and among the Company and Southridge, dated July 18, 2012

10.2	Exchange Agreement, by and among the Company and Southridge, dated July 18, 2012

10.3	Convertible Note issued in favor of Southridge, dated July 18, 2012

10.4	Exchange Note issued in favor of Southridge, dated July 18, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELPATH, INC.

Date: July 24, 2012	By:	/s/ Shekhar Wadekar
		Name:	Shekhar Wadekar
		Title:	Chief Executive Officer